REITWorld 2017: NAREIT's Annual Convention

November 14-15, 2017



DukeREALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$12 billion

486 modern facilities; 144 million Sq Ft



Duke
REALTY

Camp Creek, Atlanta, GA
(Dick's Sporting Goods)

Member of S&P 500 Index

Baa1/BBB+ credit ratings; very strong corporate governance

21 major U.S. logistics markets; 980 Tenants

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Deep and Experienced Management Team; Vertically Integrated
- ✓ 45 Year Development Track Record; Significant Value Creation
- ✓ Core Portfolio supports Low Volatility, Property NOI Growth
- ✓ Best in Class Balance Sheet; Consistent AFFO Growth
- ✓ Conservative Dividend Payout Ratio with Dividend Upside


Chesapeake Commerce 5501 (Amazon), Baltimore, MD

Industrial Advantage

45 Years	of industrial operating and development experience as primary driver of company growth
MODERN BULK DISTRIBUTION	big-box focus resulting in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	focus in key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture strong market rent growth; low capex and highly occupied development project deliveries
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product


Con-way

amazon
fulfillment



KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce	75% correlated to modern logistics facility [2] absorption	13-15%[3]	↑
Retail Sales[4]	40%	2.0-3.0%[4]	↗
Brick 'n Mortar Sales[4]	40%	1.0-2.0%[4]	↗
GDP	55%	2.2-2.5%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	50-60%	1.5-2.5%[6]	↗

(1) Per CoStar Portfolio Strategy (CPS) "Leading Economic Indicators" for logistics ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size, correlation assumes 1-4 quarter lead; (3) Forecasts per CPS; (4) Retail Sales represents "Retail Sales & Food services, ex Auto & Gas", as of Q2 per Census Bureau and CPS, "Brick 'n Mortar Sales represents Retail ex-A&G less E-comm; (5) Per 9/20/17 FOMC projections; (6) Represents 2017 forecast for industrial production, per Moody's Analytics.

E-Commerce penetration and growth rate signal continued outsized growth

E-comm sales capturing greater proportion of overall retail sales – **projections are a rise to 15-20%** by 2020

E-comm sales growing approximately **15% annually ~ 4x to 5x** rate of bricks and mortar

E-commerce as a % of Total Retail Sales



2.5%
2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.7%
2005
2007
2009
2011
2013
2015
2017

Growth Rate: E-commerce vs. in-store sales



YOY %
35%
25%
15%
5%
-5%
-15%
2006
2008
2010
2012
2014
2016
E-COMMERCE
16%
3%
IN-STORE

Source: Retail sales (incl A&G) and Ecomm sales as of Q2 per Census Bureau; if exclude A&G, penetration rises from 8.7% to 13.3%. E-comm sales capture in 2020 per eMarketer.

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[1]

Projected E-comm sales[2] from 2017 through 2020 could drive approximately 292 million SF of incremental demand

Incremental SF estimated from E-Comm per year
(square feet millions)



24
29
31
30
38
42
51
58
67
77
89
Projected cumulative 292 million square feet through 2020
2010
2012
2014
2016
2018
2020

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes continued E-comm sales growth from 2015-2016 run rate of 15%

Demand: E-Commerce warehousing different from traditional distribution – requires more square footage

E-commerce sales requires approximately 3x the square footage[(1)] in a modern fulfillment center compared to traditional warehouse space that support bricks and mortar stores

Traditional Warehousing Inventory
(stacking, pallets)



E-Commerce Inventory
(aisles, bins, SKU's, returns)



(1) Per CBRE, a "3:1" ratio is an approximation of needed space comparing the two distribution models.

Supply: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
200
160
120
80
40
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
UC % of Stock
Under Construction as % of Stock
4%
3%
2%
1%
0%

Total Under Construction as % of Stock at ~1.6% compared to nearly 2% at the last peak

+

Vacancy Rates today at ~4.5% are 350 basis points lower than last peak

=

Stronger Rent Growth this cycle



Market Rent Growth (Y/Y)*
2.8%
1.9%
-0.9%
-4.4%
-2.9%
-0.2%
1.8%
3.6%
5.0%
6.2%
6.5%
5.1%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: CoStar's all industrial *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. As of 8/17/2017


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

Diversified in 21 major industrial logistics markets

Growth focus in Tier 1 markets

55% Tier 1 market exposure



Seattle
Minneapolis-St. Paul
Northern California
Southern California
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Eastern/Central Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Nashville
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by NAV
$100MM – $300MM
$300MM – $500MM
$500MM – $750MM
> $750M

Note: Cap rate estimates for NAV per CBRE semi-annual cap rate survey plus an adjustment factor per DRE relative portfolio quality by market.

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Size Exposure

(in millions of square feet, at pro rata ownership)



< 100K SF
100K-500K SF
> 500K SF
262
36
153
73
128
6
68
54
88
12
47
29
67
10
42
15
68
4
53
11
61
15
31
15
37
20
16
PLD
DRE
LPT
DCT
STAG
FR
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q3 supplemental reports. Square feet by size allocations per CoStar database.

Average Building Size

(000's square feet)



81
120
170
177
188
205
287
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q3 2017 company supplementals (LPT and EGP per CoStar October, 2017). No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE 11
LPT 16
DCT 19
EGP 20
PLD 22
FR 24
STAG 28

Source: Per CoStar database based on wtd avg RBA basis, flex & industrial, in-service, only; October 2017. DRE per internal records. No adjustment for partial property ownership interests.

Modern Portfolio Advantage | 32'+ Clear Height Capturing Outsized Demand

Portfolio Average Clear Height
(In feet)



Peers
27
DRE
31

Peers include DCT, EGP, FR, LPT, PLD, and STAG.
Per CoStar as of November 2017; DRE Q3 2017 actual.



32'+ Clear Height driving majority of absorption growth, contributing to strong second generation leasing and development opportunities.
DUKE REALTY PORTFOLIO BEST POSITIONED

Ceiling Clear Height Stratification



Duke Realty
Duke Peers
U.S. 54 Major Metros
2%
19%
31%
12%
25%
24%
25%
28%
23%
42%
20%
16%
19%
8%
6%
0-23 feet
24-27 feet
28-31 feet
32-35 feet
>35 feet

32'+ Clear Height Ranking
(as % of each data set total portfolio)



61%
28%
22%
DRE
Peers
CoStar54

% of Total Absorption Represented By 32'+ Clear Height
(as % of CoStar54 total inventory)



70%
58%
70%
50%
30%
10%
% Since 2016
% Since 2014

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2012 - 2016)



5%
8%
11%
9%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
$5.75
2005 or Newer
$6.18
7.5% higher rents

*Asking rents for logistics facilities only per CoStar, as of mid-August 2017. Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Mgt & Budget where Duke owns logistics properties. Rent observations are equal-weighted at the building level, not weighted by market size.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)



15%
13%
11%
13%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2007 - 2016)

Duke Realty Average Building Improvements**

(per square foot)



-- Size Stratification --
$0.15
$0.06
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total



-- Age Stratification --
$0.02
$0.08
$0.13
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2007 - 2016)

Tenant Profile and Risk Management

Rank	Tenant	Industrial AGLV		% of Total Industrial AGLV
1	Amazon.com	$	33.7	6.3%
2	Wayfair Inc.		11.8	2.2%
3	Home Depot		8.7	1.6%
4	NFI Industries		8.5	1.6%
5	Crate and Barrel		8.3	1.6%
6	HD Supply Inc.		6.1	1.1%
7	Lagardere Group		5.6	1.0%
8	Wal Mart		5.5	1.0%
9	Mars, Incorporated		5.3	1.0%
10	XPO Logistics		5.2	1.0%
	Total	**$**	**98.8**	**18.4%**



Health Services 2%
Chemical Products 2%
Other(1) 3%
Publishing 3%
Technology 4%
Textiles 4%
Food products 6%
Consumer Services 6%
Transportation 18%
Manufactured Products 16%
E-commerce 16%
Retail 10%
Wholesale Goods 10%

(1) Other includes government agencies, construction, financial services, utilities, and agriculture

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
  - ***Bad debt expense since 2007 has averaged only 0.20%***
- Watch-lists
- Biannual business unit review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

16% of tenant base e-commerce oriented… and growing

41% of development starts since 2013 e-commerce related

519,000 square feet average e-commerce lease size since 2013


Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

45 Years	of development experience
STRATEGIC LAND	locations that can support approximately 31 million square feet of industrial development (including land options)
70% REPEAT BUSINESS	since 2010 with national customers; growing track record in executing e-commerce facilities . . 20% of current pipeline e-commerce related
INTERNAL TEAM	provides competitive advantage in all aspects of development, including preconstruction and construction, to deliver lowest cost projects on schedule
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Strategic Advantages

Activity Since 2010

$2.6B investment and 106 development projects

57% of projects build-to-suit; 62% of projects > 50% pre-leased

$590 million estimated value creation[2]

Yields and profit margins of 6.7% and 22%, respectively[1]



(1) Based on stabilized cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

2017 Development Starts

2017 YTD Starts in Aggregate
- **$639 million** projected costs
- **9.5 million** square feet
- **59%** pre-leased
- **6.5%** initial yield, **mid 20's% range** estimated margin



Minneapolis
- One spec development
- 375,000 SF
- 46% pre-leased; currently 100% leased



Columbus
- Three spec developments
- 1.1 million SF
- 0% pre-leased; currently 39% leased



Pennsylvania
- Two spec developments
- 1.8 million SF, 0% pre-leased



Southern California
- 1.2 million SF in two projects
- One build-to-suit
- One build-to-suit expansion



Indianapolis
- 1.3 million SF in three projects
- Two build-to-suits
- One spec development; 65% pre-leased; currently 100% leased



St. Louis
- One 300,000 SF spec development



Atlanta
- One 337,000 SF spec development



Dallas
- 1.6 million SF in three projects
- Two build-to-suits
- One spec development; 0% pre-leased



Houston
- 1.0 million SF build-to-suit



South Florida
- One spec development
- 166,000 SF
- 0% pre-leased; currently 28% leased



Central Florida
- 170,000 SF build-to-suit

Speculative Development: Proven execution

39 speculative projects since 2010

Successful lease-up …average stabilization 7 months after in-service

12% average pre-leased at start; 79% leased at 9/30/2017

$811 million investment; 25-30% margins


Duke
REALTY

In-Fill Redevelopment: Core Expertise

- 27 industrial projects
- 7.4 million square feet
- $600 million investment
- 30% profit margins

Example In-fill Redevelopment Process – Washington D.C. Dulles Submarket



DULLES
WASHINGTON



(1)
TransDulles Centre



(2)



(3)



(4)
Build-to-Suit data centers for Amazon,
1 re-development, 2 ground-up BTS, 149,000 SF
each; completed projects expected to be sold

In-fill Redevelopment: SoCal – Mid-Counties submarket



LOS ANGELES
Los Angeles International Airport
16301 & 16501 Trojan Way
La Mirada
La Mirada
Long Beach Airport Daugherty Field
Long Beach
PORT OF LOS ANGELES
AND
PORT OF LONG BEACH



Alondra Blvd
Heron Ave
Northam St
16301 TROJAN WAY
477,000 SF
UNDER
CONSTRUCTION
Trojan Way
Phoebe Ave
16501 TROJAN WAY
497,000 SF
Desman Rd
Firestone Blvd
Santa Ana Freeway
5



16501 TROJAN WAY
497,000 SF
16301 TROJAN WAY
477,000 SF
UNDER CONSTRUCTION
(100% pre-leased to UPS Logistics)

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully worked through site remediation contingencies and various government approvals
- Late 2016 executed 477,000 SF build-to-suit project with UPS Logistics
- Estimated profit margin > 40%

In-fill Redevelopment: SoCal – South Bay submarket


LOS ANGELES
La Mirada
2700 East Imperial Hwy
& 11600 Alameda St
Lynwood
Long Beach
PORT OF LOS ANGELES
AND
PORT OF LONG BEACH

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully completed a remediation plan with government agencies, demolished an old manufacturing facility, remediated the site and completed the entitlement process
- Early 2017 commenced 201,000 SF spec development, late 2017 signed lease for 100% of space
- Estimated profit margin near 80% range


710
Long Beach Airport
(8 Miles)
405
Port of Los Angeles &
Long Beach (11 Miles)
North Long Beach Boulevard
2700 East Imperial Hwy
323,000 SF
11600 Alameda St
201,000 SF
UNDER
CONSTRUCTION
Alameda Rail Corridor
Alameda St
105
Imperial Highway


105
2700 East Imperial Hwy, 323,000 SF
11600 Alameda St
201,000 SF
UNDER
CONSTRUCTION

Strong Relative Development Pipeline

Total U.S. Pipeline Size

(in $ millions)



$796
$696
$475
$403
$92
$193
PLD
DRE
LPT
DCT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Source: Q3 2017 and historical company supplementals

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
3 Yr Avg
62%
38%
peer
3 yr avg
PLD
DRE
LPT
DCT
EGP
FR



17791 Perris Boulevard (Deckers Outdoor Corp), Inland Empire East Submarket

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKET	focused on growth in **Tier 1, primarily high barrier markets** such as Southern California, Northern New Jersey and South Florida
PRODUCT	**Modern, Class A distribution product** and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	**Core, value add, or opportunistic**
PLATFORM	Use acquisitions to build economies of scale and **leverage regional operations and development platform** in targeted markets
RELATIONSHIPS	**Leverage relationships** with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	**Internal due diligence teams and excellent access** to capital allow for a highly efficient due diligence and funding process

2017 Acquisition Summary

	Total (in $millions)	Bridge[1] (in $millions)	non-Bridge (in $millions)	In-place Occup	In-place cap rate	Stabilized Cap Rate
YTD Acq	$ 630	$ 219	$ 411	69%	2.6%	4.7%
Q4 Acq *(est'd)*	70-470	297 *(est'd, subject to closing)*	0-170	70% *(est'd)*	2.4%-2.7%	~4.6%
2017 Acq *(guidance or est'd)*	$ 700-1,100	$ 516	$ 411-580	70% *(est'd)*	2.4%-2.7%	4.6%-4.7%

- Assets located in top submarkets in Tier 1 MSA's
  - Average age < 2 years, average clear height > 33'
- Stabilized Cap Rate projected to **meet or exceed MOB cap rate**, with new assets having stronger long term growth characteristics

(1) Portfolio acquisition from Bridge Development Partners, announced in Q3 2017, encompassing 10 completed or under-construction assets acquired in stages in Q3 and Q4 2017, totaling 3.4M SF and $516M in purchase price. Two (2) land parcels are expected to be acquired in late Q4 / early Q1, on which two properties totaling 853,000 square feet will be constructed, which when completed are expected to total $170-180M in total investment.

Acquisitions Year-To-Date


ARTESIA BOULEVARD

Southern California
- Mid Counties submarket
- 219,000 SF; 100% leased



Lockport Portfolio
- I-55 submarket
- Three buildings; 803,000 SF; 63% leased



North New Jersey
- Meadowlands submarket
- 156,000 SF; 100% leased



Southern California
- Inland Empire West & San Gabriel Valley
- Four buildings; 752,000 SF; 71% leased



NJ – Bridge Portfolio
(see details following page)



Southern California – Bridge Portfolio
- Inland Empire West & San Gabriel Valley
- Two buildings; 866,000 SF; 55% leased



South Florida – Bridge Portfolio
- Central Broward submarket
- Two buildings; 306,000 SF; 77% leased



Southern California
- Inland Empire East
- 794,000 SF; 100% leased



South Florida
- Medley submarket
- Three buildings; 677,000 SF; 30% leased

Acquisitions – Bridge New Jersey



Point Carlstadt (land)
•194,000 SF; 2018 development
429 Delancy St. (land)
•659,000 SF; 2018 development
900 Federal Boulevard
•207,000 SF; 100% leased
E-Port (1000, 980, & 960 High St.)
•1,293,000 SF; 56% leased
337-387 Davidson Mill Rd.
•489,000 SF; 100% leased
10 Broadway Road
•264,000 SF; 100% leased
Manhattan
New York City
Queens
80
95
278
678
95
1
2
3
4
5
6
7
8
8
9
10
DUKE REALTY IDENTIFIED SUBMARKETS
Carteret/Avenel (1)
East Newark (2)
Elizabeth (3)
Exit 10 (4)
Exit 8A (5)
Hudson Waterfront (6)
Linden (7)
Perth Amboy/GSP (8)
West Newark (9)
Teterboro Airport Ind (10)

2017 Capital Redeployment Summary


$2.995 Billion Portfolio Sale

$

1) Debt Paydowns
2) Expected Return of Capital 4Q17
3) New Developments & Acquisitions





$2.95 billion monetization of MOB portfolio at a **4.6% cap rate**, generating capital for accretive re-deployment opportunities

Selective redeployment into **Tier 1 market acquisitions with value-add leasing** component at cap rates approximating or in excess of MOB cap rate. **Fund development pipeline** at yields significantly in excess of MOB cap rate.

Sale generated an approximate **5% increase to street NAV** estimates

Return of capital to shareholders and **better positioned balance sheet and asset profile** for long term growth


AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth

Stabilized Portfolio Occupancy

(stabilized in-service assets)



95.8%
97.1%
97.8%
98.1%
98.0%
2013
2014
2015
2016
Q3 2017

Key Metrics Driving Performance[1]

- **98.2%** average stabilized occupancy
- **19%** average rent growth
- **3.9%** YTD same property NOI growth
- **7.1 years** average lease term at signing
- **5.8 years** average lease term remaining *(representative of all leases in-place at 9/30/2017)*
- **74%** average lease renewal rate

(1) Statistics above year-to-date 2017 (unless otherwise noted); Rent growth and renewal metrics based on second generation leasing only. Average lease term includes first generation leases, typically new development starts.

Strong Overall NOI Growth

DRE better positioned for overall NOI growth because of higher percentage of properties in non-same property population with significant upside



Q3 Actual NOI (annualized)
NOI Growth Upside
($'s in millions)
$13-17
$430.6
3-4%
forward 12-month growth assumption
(escalators + rent growth + Flat to -0.5% occupancy)
38.6%
growth upside to Stabilization
$33.8
$87.6
17-18%
embedded near term total NOI upside from Q3
$43.0
$93.8 Upside
$518.2 Existing
Same Property NOI
Non-Same Property NOI
Under Dev NOI
Total NOI

	Same Property NOI	Non-Same Property NOI	Under Dev NOI	Total NOI
Occupancy – DRE Q3	97.4%	75.0%	62.9%	93.2%
- occupancy upside to stabilization (~96-98%)	stabilized	+21-23%	+33-35%	+3.8-4.8%
Occupancy – DRE 2Y Avg	97.5%			
Occupancy – Peers Q3	96.7%			
Occupancy – Peers 2Y Avg	96.0%			
In-service NOI % - DRE Q3	83%	17%		
In-service NOI % - Peer Avg Q3	88%	12%		

DRE achieved peak same-property occupancy sooner than peers

DRE has much larger non-same property pool than peers with significant occupancy upside

PEERS = PLD,DCT,LPT,FR. EGP did not disclose

Consistent Historical Cash Flow Growth | Dividends Integral to Investment Returns

AFFO
- ~6% CAGR[1] 2012-2016 with major asset repositioning and de-leveraging. Normalized AFFO growth rate expected to return for 2018-2019.

Regular Dividends
- Regular common dividend rate raised 5.9%, 5.6% and 5.3% in fourth quarters of 2015, 2016 and 2017, respectively.

Special Dividends
- Significant dispositions in 2015 contributed to $70 million. 2017 special dividend from MOB sale estimated between $252-$415 million.



5.3% quarterly dividend increase announced for Q4
($ in millions)
$185
$228
$223
$296
$231
$330
+$70
$241
$355
$258
$378
$277
+$415
+$252
$395(2)
Special Dividend Range
2012
2013
2014
2015
2016
2017 Guidance mid-point

	2012	2013	2014	2015	2016	2017 Guidance mid-point
AFFO Payout	83%	76%	71%	68%	69%	71%
Wtd Avg Shares	276.0	329.7	343.5	352.2	357.1	362.4

(1) Represents compounded annual growth rate of AFFO on a shared-adjusted basis. (2) 2017 AFFO approximates 2017 Range of Estimates "Growth in AFFO" mid-point of 2.8%.


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings

Moody's
Baa1
(stable outlook)

S&P
BBB+
(stable outlook)



($ in millions)
9/30 DEBT MATURITIES
Only 15% of debt matures through 2020
$2
$45
$279
$15
$265
$1,635
2017
2018
2019
2020
2021
Thereafter
Weighted Avg Interest Rate
6.25%
3.21%
7.57%
5.85%
3.98%
3.96%
JV Debt
Secured Debt
Unsecured Debt

- Recently renewed $1.2 billion line of credit, extending maturity to 2022 and reducing borrowing costs. Borrowing rate currently ~ 2.0%
- Leverage levels and liquidity / borrowing capacity provides dry powder for significant growth

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio[(1),(2)]



Average: 4.3x
4.8x
4.6x
5.1x
4.6x
3.7x
4.1x
4.1x
DRE
DRE Forecast
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA[(1),(2)]



Average: 5.7x
4.3x
4.8x
5.7x
5.9x
5.7x
5.1x
6.1x
DRE
DRE Forecast
PLD
EGP
DCT
FR
LPT

Debt Profile[(3)]

	Fixed / Variable%	Unsecured / Secured %	Wtd Avg Rate %
DRE	100 / 0	85 / 15	4.5
PLD	87 / 13	84 / 16	3.1
EGP	87 / 13	81 / 19	3.5
DCT	81 / 19	91 / 9	4.4
LPT	90 / 10	91 / 9	3.9
FR	89 / 11	67 / 33	4.5

Refinancing upside to current rates

AFFO Payout Ratio[(4)]



Average: 76%
73%
76%
84%
66%
68%
84%
DRE
PLD
EGP
DCT
FR
LPT

(1) Peers are 9/30/17 current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 9/30/17 Actual – Fixed Charge Coverage (FCC) and Net Debt/EBITDA current quarter annualized, DRE Forecast TTM Proforma.
(3) Source: 9/30/17 Company Supplementals. Figures in %'s.
(4) Source: Average of Factset and SNL as of 11/3/17. Based on consensus dividend and consensus median AFFO estimates. Due to special div, DRE based on 2017 dividend rate and mid-point of AFFO growth (share-adjusted) expectations.


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 287,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Industrial development starts have averaged $445 million since 2012 and averaged 65% pre-leased. Estimated margins historically near 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Positioned for offense as opportunities arise

✓ Consistent Cash Flow Growth

- 6.2% CAGR in AFFO for last 5 years with strong portfolio dynamics to drive continued growth

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last three years (5.9%, 5.6% and 5.3%, respectively) and positioned for future increases

Sustainability at Duke Realty

Environmental

57 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

18 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$198M 2016 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

12,370 TOTAL 2016 ASSOCIATE VOLUNTEER HOURS

Governance

ISS — GOVERNANCE QUALITY SCORE OF "4"**

20% BY 2020 WOMEN ON BOARDS — OVER 30% FEMALE BOARD MEMBERS

PAX ellevate — PART OF GLOBAL WOMEN'S INDEX FUND

*** ISS QualityScore based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set is S&P 500 firms as of 8/1/17.*

2017 Range of Estimates

(dollars in millions except per share amounts)

Revised October 25th, 2017

Metrics	2016 Actual	2017 YTD	Range of Estimates		Key Assumptions
			Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted	$0.88	$4.03	**$4.45**	**$4.60**	- **Previous guidance of $4.40 to $4.66.** - Significant gains on property sales.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.21	$0.94	**$1.22**	**$1.29**	- **Previous guidance of $1.20 to $1.33.** - Includes net gains on land sales, debt extinguishment costs and promote income.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.20	$0.94	**$1.21**	**$1.25**	- **Previous guidance of $1.20 to $1.26.** - Accretive development projects placed in service. - Relatively flat occupancy with strong rent growth. - Overall strong property results offset decline in service operations. - Includes lease buyout income, net of tax, of $0.02 per share.
Growth in AFFO - Share Adjusted	5.0%	7.4%	0.9%	4.7%	- Driven by same factors impacting Core FFO.
Average Percentage Leased (in service, bulk distribution)	96.5%	96.9%	96.4%	97.0%	- Excludes impact of 2017 acquisitions. - Strong leasing economics. - Leased significant speculative development. - Near peak occupancy and limited up-side on operating portfolio.
Same Property NOI Growth (bulk distribution only)	6.0%	3.9%	3.0%	3.8%	- Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$170	$630	$700	$1,100	- Focused on Tier 1 markets.
Building Dispositions (Duke share)	$686	$2,848	$3,000	$3,200	- Dispose of medical office portfolio. - Dispose of residual office and prune industrial.
Land Sale Proceeds	$70	$29	$40	$60	- Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$697	$660	$700	$900	- Strong start and good pipeline of BTS prospects. - Speculative industrial starts in targeted growth markets.
Service Operations Income	$11	$4	$2	$4	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$55	$41	$56	$52	- Stable overhead levels.
Effective Leverage (Gross Book Basis)	36%	26%	31%	27%	- Reflects short-term impact of medical office properties disposition.
Fixed Charge Coverage (proforma TTM) (1)	3.6X	4.8X	4.4X	4.8X	- Strong operational performance. - Full year impact of 2016 refinancing savings.
Net Debt to Core EBITDA (proforma TTM) (2)	5.1X	4.2X	5.0X	4.5X	- Reflects short-term impact of medical office properties disposition. - Increase to fund development and acquisitions. - Maintain Baa1/BBB+ ratings.
Special Dividend per Share	$—	$—	$0.70	$1.15	- Impacted by development and acquisition opportunities

(1) Fixed charge coverage ratio for YTD 2017 is based on most recent quarter.
(2) Net debt to core EBITDA for YTD 2017 is based on proforma current quarter annualized.

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations ("AFFO"): AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Core EBITDA: Core EBITDA is earnings, including share of joint ventures, before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to acquisitions, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those industrial and medical office properties that have been owned and in operation throughout the twenty-four months preceding the most recent reporting period. In addition to excluding properties that have not been owned and in operation for the most recent twenty-four months, we also exclude properties from our same property portfolio where revenues from individual lease buyouts in excess of $250,000 have been recognized.

FFO, Core FFO and AFFO

(in thousands)

	2017 Guidance	2016 Actual	2015 Actual	2014 Actual	2013 Actual	2012 Actual
Net income attributable to common shareholders	$ 1,635,023	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Add back:						
Noncontrolling interest in earnings of unitholders	16,342	3,089	6,404	2,627	2,094	—
Net Income Attributable to Common Shareholders-Diluted	**$ 1,651,365**	**$ 315,232**	**$ 621,714**	**$ 207,520**	**$ 155,138**	**$ (126,145)**
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 1,635,023	$ 312,143	$ 615,310	$ 204,893	$ 153,044	$ (126,145)
Adjustments:						
Depreciation and amortization	292,914	317,818	320,846	384,617	409,050	379,419
Joint Venture share of adjustments	(44,427)	(40,405)	13,336	(56,422)	(19,987)	32,795
Gains on property sales, net of taxes and impairments	(1,448,768)	(159,979)	(651,941)	(167,947)	(192,421)	(13,811)
Noncontrolling interest share of adjustments	12,003	(1,157)	3,265	(2,030)	(2,645)	(7,054)
NAREIT FFO Attributable to Common Shareholders - Basic	446,745	428,420	300,816	363,111	347,041	265,204
Noncontrolling interest in income of unitholders	16,342	3,089	6,404	2,627	2,094	(2,273)
Noncontrolling interest share of adjustments	(12,003)	1,157	(3,265)	2,030	2,645	7,054
NAREIT FFO Attributable to Common Shareholders - Diluted	**$ 451,084**	**$ 432,666**	**$ 303,955**	**$ 367,768**	**$ 351,780**	**$ 269,985**
Gain on land sales, including share of joint ventures	(10,058)	(13,040)	(35,054)	(10,441)	(9,547)	—
Gain on non-depreciable property sale - joint venture	(119)	(6,156)	—	—	—	—
Loss on debt extinguishment, including share of joint ventures	26,103	35,526	85,713	283	9,433	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	13,752	5,932	5,730
Land impairment charges, including joint ventures	3,622	14,299	41,637	33,700	3,777	—
Other income tax items	(2,619)	—	—	—	(641)	(103)
Overhead restructuring charges	—	—	7,422	—	—	2,664
Promote income	(20,007)	(26,299)	—	—	—	—
Acquisition-related activity	—	(7,176)	8,499	1,099	3,093	4,192
Core FFO Attributable to Common Shareholders - Diluted	**$ 448,006**	**$ 429,820**	**$ 412,172**	**$ 406,161**	**$ 363,827**	**$ 282,468**
Adjusted FFO						
Core FFO - Diluted	$ 448,006	$ 429,820	$ 412,172	$ 406,161	$ 363,827	$ 282,468
Adjustments:						
Straight-line rental income and expense	(18,329)	(17,107)	(23,232)	(22,170)	(17,552)	(24,759)
Amortization of above/below market rents and concessions	1,469	1,526	3,659	5,348	9,054	8,867
Recurring capital expenditures	(58,645)	(60,894)	(61,693)	(81,447)	(82,799)	(61,240)
Other	22,897	24,749	23,804	22,127	23,917	22,277
Adjusted FFO - Diluted	**$ 395,398**	**$ 378,094**	**$ 354,710**	**$ 330,019**	**$ 296,447**	**$ 227,613**
Dividends Declared (Excluding Special Dividends)	$ 277,000	$ 257,822	$ 241,293	$ 231,178	$ 223,286	$ 185,183
Special Dividends	$ 252,000 - 415,000	$ —	$ 69,055	$ —	$ —	$ —

SPNOI

(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016
Income from continuing operations before income taxes	$ 42,368	$ 108,232
Share of same property NOI from unconsolidated joint ventures	3,824	4,094
Income and expense items not allocated to segments	85,605	14,717
Earnings from service operations	(1,138)	(2,169)
Properties not included and other adjustments	(23,000)	(19,532)
Same property NOI	$ 107,659	$ 105,342
Percent Increase	2.2%	

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Income from continuing operations before income taxes	$ 235,812	$ 257,378
Share of same property NOI from unconsolidated joint ventures	11,297	12,454
Income and expense items not allocated to segments	150,064	103,000
Earnings from service operations	(4,115)	(8,216)
Properties not included and other adjustments	(69,971)	(53,589)
Same property NOI	$ 323,087	$ 311,027
Percent Increase	3.9%	

	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Income from continuing operations before income taxes	$ 312,682	$ 185,277
Share of same property NOI from unconsolidated joint ventures	20,964	20,694
Income and expense items not allocated to segments	286,984	409,505
Earnings from service operations	(8,343)	(14,197)
Properties not included and other adjustments	(207,059)	(221,362)
Same property NOI	$ 405,228	$ 379,917
Percent Increase	6.7%	

	Twelve Months Ended December 31, 2015	Twelve Months Ended December 31, 2014
Income from continuing operations before income taxes	$ 185,277	$ 214,746
Share of same property NOI from unconsolidated joint ventures	21,910	20,667
Income and expense items not allocated to segments	409,505	381,204
Earnings from service operations	(14,197)	(24,469)
Properties not included and other adjustments	(248,121)	(252,504)
Same property NOI	$ 354,374	$ 339,644
Percent Increase	4.3%	

	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013
Income from continuing operations before income taxes	$ 225,125	$ 56,320
Share of same property NOI from unconsolidated joint ventures	19,546	18,319
Income and expense items not allocated to segments	442,768	562,315
Earnings from service operations	(24,469)	(22,763)
Properties not included and other adjustments	(338,972)	(303,517)
Same property NOI	$ 323,998	$ 310,674
Percent Increase	4.3%	

	Twelve Months Ended December 31, 2013	Twelve Months Ended December 31, 2012
Income (Loss) from continuing operations before income taxes	$ 54,422	$ (80,538)
Share of same property NOI from unconsolidated joint ventures	17,347	15,922
Income and expense items not allocated to segments	562,315	628,503
Earnings from service operations	(22,763)	(20,201)
Properties not included and other adjustments	(310,799)	(252,807)
Same property NOI	$ 300,522	$ 290,879
Percent Increase	3.3%	